UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Crown Media Holding, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROWN MEDIA HOLDINGS, INC.

12700 Ventura Boulevard

Studio City, California  91604

SUPPLEMENT NO. 2 DATED JULY 20, 2009 TO THE

PROXY STATEMENT DATED JUNE 12, 2009 FOR THE

2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2009

This Supplement No. 2 provides updated information for the Proxy Statement dated June 12, 2009 (the “Proxy Statement”) and the Supplement dated July 6, 2009, which have been previously provided, or made available, to the stockholders of Crown Media Holdings, Inc. (“we”, “our” or the “Company”) in connection with our 2009 Annual Meeting of stockholders.  The first Supplement concerned a change in the location of the Annual Meeting.

This Supplement No. 2 is being made available in order to provide information on an adjournment and reconvening of the 2009 Annual Meeting and to provide information on events that have occurred since the date of the Proxy Statement and the first Supplement.

Availability of Proxy Materials

The Proxy Statement for the 2009 Annual Meeting, the first Supplement to the Proxy Statement, this Supplement No. 2 to the Proxy Statement, the 2008 Annual Report and other proxy materials are available to our stockholders at:  http://www.hallmarkchannel.com/2009annualmeeting.html.

Temporary Adjournment and Reconvening of the Meeting

The 2009 Annual Meeting has been scheduled to be held at 11:00 a.m. EDT on July 23, 2009 at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, NY 10019.  At that time, in accordance with our Bylaws, the chair of the Meeting will temporarily adjourn the 2009 Annual Meeting.  The adjourned Meeting will be reconvened as follows:

Date:	July 30, 2009
Time:	11 a.m. EDT
Place:	Sheraton New York Hotel and Towers
811 Seventh Avenue
New York, NY 10019

The record date for determining stockholders entitled to vote at the reconvened Annual Meeting will remain unchanged as June 2, 2009.

The purpose of temporarily adjourning the 2009 Annual Meeting is to give our stockholders an opportunity to consider the information contained in this Supplement No. 2.

S. Muoio Lawsuit

On July 13, 2009, a lawsuit was brought in the Delaware Court of Chancery against each member of the Board of Directors of the Company, Hallmark Cards, Incorporated and its affiliates, as well as the Company as a nominal defendant, by a minority stockholder of the Company regarding the recapitalization proposal which the Company received from Hallmark Cards, Incorporated (the “Proposal”).  The plaintiff is S. Muoio & Co. LLC which owns beneficially approximately 5.8% of the

Company’s Class A common stock, according to the complaint and filings with the Securities and Exchange Commission.  The Proposal, which the Company publicly announced on May 28, 2009, provides for a recapitalization of its outstanding debt to Hallmark Cards affiliates in exchange for new debt and convertible preferred stock of the Company.  A copy of the complaint in the lawsuit is an exhibit to a Schedule 13D filed by S. Muoio & Co. on July 14, 2009. The lawsuit claims to be a derivative action and a class action on behalf of the plaintiff and other minority stockholders of the Company.  The lawsuit alleges, among other things, that, the defendants have breached fiduciary duties owed to the Company and minority stockholders in connection with the Proposal.  The lawsuit includes allegations that if the Proposal is consummated, an unfair amount of equity would be issued to the majority stockholders, thereby reducing the minority stockholders’ equity and voting interests in the Company, and that the majority stockholders would be able to eliminate the minority stockholders through a short-form merger.  The complaint requests the court to enjoin the defendants from consummating the Proposal and to award plaintiff fees and expenses incurred in bringing the lawsuit.

Special Committee

As previously announced, the Special Committee of the Company’s Board of Directors formed to review and consider the Proposal has retained Morgan Stanley & Co. Incorporated as its independent financial advisor.  The Special Committee, with the assistance of Morgan Stanley, is considering Hallmark Cards’ proposal as well as the Company’s other alternatives. There can be no assurance that the Special Committee will recommend Hallmark Cards’ recapitalization proposal, nor can there be any assurance as to when, if ever, or on what terms any such recapitalization or alternative transaction will be consummated.

Explanatory Note

Except as specifically updated by the information contained in this Supplement No. 2, all information set forth in the Proxy Statement, as supplemented, and the notices remains accurate and should be considered in voting your shares.  This Supplement No. 2 does not provide all of the information that is important to your decision in voting at the 2009 Annual Meeting.  Additional information is contained in the Proxy Statement for the 2009 Annual Meeting.  This Supplement No. 2 should be read in conjunction with the Proxy Statement.

BRIAN E. GARDNER
Secretary
Crown Media Holdings, Inc.

July 20, 2009

Dear Crown Media Shareholders: Crown Media Holdings, Inc. (the "Company'") has updated its proxy materials for the 2009 Annual meeting by a Supplement No. 2 dated July 20, 2009. Supplement No. 2 accompanies this Notice and should be read in conjunction with the Proxy Statement dated June 12, 2009 and the first Supplement dated July 6, 2009. In order to give the Company's stockholders an opportunity to consider information made available in the Supplement No. 2, the Company is temporarily adjourning its 2009 Annual Meeting of stockholders. The adjourned Annual Meeting will be reconvened as follows: Date: July 30, 2009 Time: 11 a.m. EDT Place: Sheraton New York Hotel and Towers 811 Seventh Avenue New York, NY 10019 Proposals to be considered at the Annual Meeting: (1) to elect 14 Directors to serve until the 2010 annual meeting of stockholders of the Company; (2) to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof. Management recommends a vote “FOR” Item 1. The Board of Directors has fixed the close of business on June 2, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CROWN MEDIA HOLDINGS, INC. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below. CROWN MEDIA HOLDINGS, INC. 12700 Ventura Boulevard, Studio City, California 91604 Important Notice Regarding the Availability of Supplement No. 2 to Proxy Materials for the Stockholder Meeting to Be Held on Thursday, July 23, 2009 at 11:00 a.m. (local time) The Proxy Statement, Supplement No. 1 to the Proxy Statement, Supplement No. 2 to the Proxy Statement, Annual Report and other proxy materials are available at: http://www.hallmarkchannel.com/2009annualmeeting.html You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number CONTROL NUMBER 56128

The Proxy Materials for Crown Media Holdings, Inc. are available to review at: http://www.hallmarkchannel.com/2009annualmeeting.html Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares 56128 Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: Sheraton New York Hotel & Towers, 811 Seventh Avenue, New York, New York 10019 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • Supplement No. 1 to the Proxy Statement; • Supplement No. 2 to the Proxy Statement; • the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet http://www.hallmarkchannel.com/2009annualmeeting.html ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.